STOCKJUNGLE.COM TRUST

                        Supplement dated October 25, 2000
                      to the Prospectus dated June 7, 2000


FOR THE STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND, THE STOCKJUNGLE.COM PURE PLAY INTERNET FUND AND THE STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND (EACH, A "FUND," AND, COLLECTIVELY, THE "FUNDS").

SHAREHOLDER SERVICES

     Effective October 23, 2000, shareholders should call 1-877-884-3147 to reach the Funds or the Transfer Agent.

FUND ACCOUNTANT AND TRANSFER AGENT

     Effective October 23, 2000, Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 42604 (the "Transfer Agent" or "Unified"), serves as transfer agent and fund accountant for each Fund pursuant to a Mutual Fund Services Agreement with the Trust on behalf of each Fund. Unified is a mutual funds services company specializing in the development, support, maintenance and shareholder servicing of mutual funds, and currently provides services to mutual funds with approximately $4.3 billion of total assets throughout the United States.

     For the fund accounting services rendered to each Fund by Unified, the Adviser pays Unified, on behalf of each Fund, a monthly fee at the annual rate of 0.05% of the average daily net assets of each Fund, up to $50 million; 0.04% of such assets from $50 million to $100 million; 0.03% of such assets from $100 million to $300 million; and 0.01% of such assets in excess of $300 million. The minimum fee is $18,000 per year per Fund. For the transfer agency services rendered to each Fund by Unified, the Adviser pays Unified, on behalf of each Fund, $15.00 per active shareholder per year with a minimum fee of $15,000 per year per Fund.

HOW TO BUY SHARES

     You may purchase shares of a Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. A Fund is not required to issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

     You may also buy and sell shares of a Fund through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next share price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Adviser may pay the broker (or agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing
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your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

BY CHECK

     If you are making an initial investment in a Fund, simply complete the Account Application included with this Prospectus and mail or overnight delivery (such as FedEx) it with a check (made payable to the appropriate Fund) to:

                                   [FUND NAME]
                         c/o Unified Fund Services, Inc.
                          431 North Pennsylvania Street
                           Indianapolis, IN 46204-1806

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to the appropriate Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

BY WIRE

     If you are making an initial investment in a Fund through the Transfer Agent, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. You may also fax the Account Application to the Transfer Agent at 1-317-266-8756. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once you have faxed your new Account Application, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

                    Fifth Third Bank
                    ABA Routing #042000314
                    StockJungle.com
                    Account #992-02883
                    ffc: shareholder name and account number

     If you are making a subsequent purchase, your bank should wire funds as indicated above. IT IS ESSENTIAL THAT YOUR BANK INCLUDE COMPLETE INFORMATION ABOUT YOUR ACCOUNT IN ALL WIRE INSTRUCTIONS. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-877-884-3147. Your bank may charge you a fee for sending a wire to a Fund.

AUTOMATIC INVESTMENT PLAN

     For your convenience, the Funds offer an Automatic Investment Plan. Under this Plan, you authorize a Fund or Funds to withdraw from your personal checking account each month an amount that you wish to invest. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The

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Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

     The Funds offer individual retirement account ("IRA") plans. You may obtain information about opening an IRA account by calling 1-877-884-3147. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

HOW TO SELL SHARES

     You may sell (redeem) your Fund shares on any day the New York Stock Exchange ("NYSE") is open for business either directly to the Funds or through your investment representative, who may charge a fee for such services.

     You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to the appropriate Fund at:

                                   [FUND NAME]
                         c/o Unified Fund Services, Inc.
                          431 North Pennsylvania Street
                           Indianapolis, IN 46204-1806

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. For example, your redemption may be delayed if you do not sign your written request. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Funds. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     Although there is no minimum account size, the Funds in their sole discretion may redeem the shares in your account if the value of your account is less than $500. This does not apply to retirement plan. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Funds take any action.

     Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. The Funds do not expect to do this except in unusual circumstances.

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TELEPHONE ORDERS

     If you complete the Order by Telephone portion of the Account Application, you may purchase or redeem shares by calling the Transfer Agent at 1-877-884-3147 before the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. An order confirmation will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you request, funds will automatically be deducted from or deposited to the bank account you designated on your Account Application on the second business day via Automated Clearing House (ACH). If you have a retirement account, you may not redeem shares by telephone.

     When you establish telephone privileges, you are authorizing the Funds and their Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Funds will be deposited to or deducted from the bank account you have designated on your Account Application.

     Before acting upon an instruction received by telephone, the Funds and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request.

     You may request telephone privileges after your account is opened by calling the Transfer Agent at 1-877-884-3147 for instructions. You may have difficulties in making a telephone order during periods of abnormal market activity. If this occurs, you may make your order request in writing. The Funds may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

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